Infinity Core Alternative Fund

Supplement dated April 13, 2018, to the

Statement of Additional Information (“SAI”), dated July 28, 2017.

Appointment of Amy Nogowski as Chief Compliance Officer of the Fund

The Board has appointed Amy Nogowski to serve as Chief Compliance Officer of the Fund, effective January 1, 2018, following the resignation of Robert Amweg from his position with the Fund. All references and information pertaining to Mr. Amweg are hereby deleted.

Accordingly, the information related to Mr. Amweg in the “Board of Directors and Officers” section on page 18 of the SAI is deleted and replaced with the following:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
Amy Nogowski Year of Birth: 1992 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since January 1, 2018	Compliance Associate, Vigilant Compliance, LLC (an investment management services company) from 2017 to present; Law Student from 2014 to 2017; Economics Student from 2010 to 2014.	4

Please file this Supplement with your records.